UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant   [X]
Filed by a Party other than the Registrant  [_]

Check the appropriate box:
[_]  Preliminary Proxy Statement             [_] Confidential, for Use of the
                                                 Commission Only (as Permitted
[X] Definitive Proxy Statement                   by Rule 14a-6(e)(2)

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to (s) 240.14a-11 (c) or  (S) 240.14a-12


                        PEOPLES FINANCIAL SERVICES CORP.
             (Exact Name of Registrant as Specified in its Charter)

                        PEOPLES FINANCIAL SERVICES CORP.
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)      Title of each class of securities to which transaction applies:
-------------------------------------------------------------------------------
(2)      Aggregate number of securities to which transaction applies:
-------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
-------------------------------------------------------------------------------
(4)      Proposed maximum aggregate value of transaction:
-------------------------------------------------------------------------------
(5)      Total fee paid:
-------------------------------------------------------------------------------
[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form of Schedule and the date of its filing.

(1)      Amount Previously Paid:
-------------------------------------------------------------------------------
(2)      Form, Schedule or registration Statement No.:
-------------------------------------------------------------------------------
(3)      Filing Party:
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(4)      Date Filed:
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


[LOGO]
                        PEOPLES FINANCIAL SERVICES CORP.

                                 50 MAIN STREET
                               HALLSTEAD, PA 18822


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


TIME......................10:30  a.m. E. S. T., on Saturday, April 27, 2002
PLACE.....................The Shadowbrook Resort
                          Route 6
                          Tunkhannock, PA  18657
ITEMS OF BUSINESS.........(1)     To elect two Class I  Directors  to hold
                                  office for three  years from the date of
                                  election and until their successors shall have
                                  been elected and qualified.
                          (2)     To ratify the appointment by the
                                  Board of Directors for Beard Miller
                                  Company LLP, Certified Public
                                  Accountants and Consultants, as the
                                  independent auditors for the year
                                  ending December 31, 2002.
                          (3)     To  transact  such other  business  as may
                                  properly  be  presented  at the Meeting and
                                  any adjournment or postponement thereof.
RECORD DATE...............Holders of Common  Shares of record at the close of business on February 28, 2002 are entitled to vote at the Meeting.
ANNUAL REPORT.............The  Company's  2001  Annual  Report,  which is not a part of the  proxy  soliciting  material, is enclosed.
PROXY.....................VOTING It is important that your Shares be represented and voted at the Meeting. Mark, sign, date and promptly return the enclosed proxy card in the postage-paid envelope furnished for that purpose. Any proxy may be revoked in the manner described in the accompanying Proxy Statement at any time prior to its exercise at the Meeting.



                                           JOHN W. ORD
                                           PRESIDENT AND CEO






March 22, 2002



                                TABLE OF CONTENTS
           ----------------------------------------------------------


PROXY STATEMENT.............................................................  3
     Proxies................................................................  3
     Required Vote..........................................................  3
     Cost of Proxy Solicitation.............................................  4
     Advance Notice Procedures..............................................  4
     Shareholder  Communications............................................  4
     GOVERNANCE OF THE COMPANY..............................................  4
     Committees of the Board of Directors...................................  4
     Compensation of Directors.............................................   5
     Compensation Committee Interlocks and Insider Participation............  6
     Relationship with Independent Public Accountants.......................  6
     Section 16(a) Beneficial Ownership Reporting Compliance................  6
     SHARE OWNERSHIP OF MANAGEMENT AND DIRECTORS............................  6
     ELECTION OF DIRECTORS..................................................  7
     Nominees for Terms Expiring in 2005...................................   8
     Directors Whose Terms Will Expire in 2003..............................  8
     Directors Whose Terms Will Expire in 2004..............................  8
     EXECUTIVE COMPENSATION.................................................  9
     Board Compensation Committee Report on Executive Compensation..........  9
     Executive Compensation Summary Table................................... 11
     Option Grants in Last Fiscal Year...................................... 12
     Retirement Plans....................................................... 12
     Performance Graph...................................................... 13
     Executive Employment Agreements........................................ 14
     Relationships and Other Related Transactions........................... 14
     REPORT OF THE AUDIT COMMITTEE.......................................... 14
     DIRECTORS AND EXECUTIVE OFFICERS....................................... 15
     OTHER MATTERS.......................................................... 16



















                                 PROXY STATEMENT

 -----------------------------------------------------------------------------

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Peoples Financial Services Corp., parent company of Peoples National Bank, for use at the Company's Annual Meeting of Shareholders to be held on April 27, 2002, (the "Meeting") at 10:30 a.m. E.S.T. at the Shadowbrook Resort, Route 6, Tunkhannock, Pennsylvania.
The Proxy Statement and the accompanying proxy are first being mailed to Shareholders of the Company on or about March 22, 2002.

PROXIES

The execution and return of the enclosed proxy will not affect a Shareholder's right to attend the Meeting and vote in person. Any Shareholder giving a proxy may revoke it at any time before it is exercised by submitting written notice of its revocation or a subsequently executed proxy to the Secretary of the Company, Debra E. Dissinger, 50 Main Street, P0 Box A, Hallstead, Pennsylvania, 18822, or by attending the Meeting and electing to vote in person after giving written notice thereof to the Secretary of the Company. Shareholders of record at the close of business on February 28, 2002 are entitled to notice of, and to vote at, the Meeting. On that date, the Company had 2,105,690 shares of common stock outstanding (the "Common Stock"), par value $2.00 per share, each of which will be entitled to one vote at the Meeting.

If the enclosed proxy is appropriately marked, signed, and returned in time to be voted at the Meeting, the shares represented by the proxy will be voted in accordance with the instructions marked thereon. Any proxy not specifying to the contrary will be voted FOR the election of the nominees for Class I Directors, and FOR the appointment of Beard Miller Company LLP, Certified Public Accountants and Consultants, as the independent auditors for the year ending December 31, 2002.

Shares represented by properly executed proxies on the accompanying form will be voted FOR the nominees of the Board of Directors named unless otherwise specified on the proxy by the Shareholder. Any Shareholder who wishes to withhold authority from the proxyholders to vote for the election of Directors or to withhold authority to vote for any individual nominee may do so by marking his or her proxy to that effect. No proxy may be voted for a greater number of persons than the number of nominees named. If any nominee should become unable to serve, the persons named in the proxy may vote for another nominee. The Company's Board of Directors and management, however, have no present reason to believe that any nominee listed will be unable to serve as a Director, if elected.

REQUIRED VOTE

         The presence, in person or by proxy, of the holders of a majority of the Shares entitled to vote generally for the election of Directors is necessary to constitute a quorum at the Meeting. Abstentions and broker "non-votes" are counted as present and entitled to vote for purposes of determining a quorum. A broker "non-vote" occurs when a nominee holding Shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

         Directors are elected by a plurality of the votes cast at the meeting. The affirmative vote of the holders of a majority of the votes cast at the meeting is required to ratify the appointment by the Board of Directors for Beard Miller Company LLP, Certified Public Accountants and Consultants, as the independent auditors for the year ending December 31, 2002. Abstentions and broker "non-votes" will not be considered as votes cast for purposes of the Meeting.


COST OF PROXY SOLICITATION

The expense of soliciting proxies will be borne by the Company. It is expected that the solicitation of proxies will be primarily by mail. The Company's Directors, Officers and Employees may also, but without compensation other than their regular compensation, solicit proxies by further mailings or personal conversations, or by telephone, fax, or other electronic means.

ADVANCE NOTICE PROCEDURES

The By-Laws of the Company permit nominations for election to the Board of Directors to be made by the Board of Directors or by any Shareholder of the Company. All nominations are referred to the Board of Directors for consideration. The By-Laws require that any nomination for Director by a Shareholder (other than by the Board of Directors) must be made by notice, in writing, delivered to the Secretary of the Company not less than 60 days prior to the date of a Shareholders' Meeting.

Any Shareholder proposal for consideration at the Company's Annual Meeting of Shareholders to be held in 2003 must be received by the Company at its principal office not later than December 4, 2002, in order to be considered at the 2003 Annual Meeting of Shareholders. A copy of the full text of the By-Law provisions discussed above may be obtained by writing to the Corporate Secretary, PO Box A, Hallstead, PA 18822.

SHAREHOLDER COMMUNICATIONS

Highlights of the Meeting will be included in a quarterly report to Shareholders following the Meeting. You can obtain a transcript of the Meeting by writing to Shareholders' Meeting Transcript Requests, 50 Main Street, PO Box A, Hallstead, PA 18822.

As a Shareholder, your comments pertaining to any aspect of Company business are welcome and assist Company Management in understanding the concerns of Shareholders.


                            GOVERNANCE OF THE COMPANY
        ----------------------------------------------------------------

Pursuant to the Pennsylvania General Corporate Law and the Company's By-Laws, the business, property and affairs of the Company are managed under the direction of the Board of Directors. Members of the Board are kept informed of the Company's business through discussions with the CEO and Officers, by reviewing materials provided to them, and by participation in meetings of the Board and its committees.

During 2001, all of the Directors of the Company attended at least 75% of the aggregate of all meetings of the Company's and the Bank's Boards of Directors and Board committees on which they served.

COMMITTEES OF THE BOARD OF DIRECTORS

The Company's Board of Directors met five times during 2001 and the Bank's Board of Directors met 12 times during 2001.

The Company's Board of Directors is authorized, under the Company's By-Laws, to create an Executive Committee and other Board committees. At present, no committees have been established, and all committee functions are performed by committees of the Bank's Board. The Bank's Board has seven standing committees--Executive, Compensation, Audit/Compliance, Asset/Liability, Human Resources and Marketing, Loan Administration and Branch. There is no Nominating Committee.

The Executive Committee of the Bank met one time during 2001. It is a fixed committee comprised of the Chairman, the Vice Chairman, and the President. This committee may exercise the authority of the Bank's Board to the extent permitted by law during intervals between meetings of the Board. The Executive Committee of the Bank may also be assigned other duties by the Bank's Board.

The Compensation Committee of the Bank met one time during 2001. This committee reviews and recommends compensation policies and plans. Gerald R. Pennay was the Chairman of the Committee. The other Committee members were: Jack M. Norris, and John W. Ord. Mr. Ord is the current President and CEO of Peoples National Bank. While Mr. Ord was specifically excluded from any Committee discussion concerning his own compensation, he does participate in the Committee's discussion concerning other key Executive's compensation.

The Audit/Compliance Committee of the Bank met four times during 2001. It supervises the compliance and internal audit program of the Bank and recommends the appointment of, and serves as the principal liaison between, the Board and the Company's independent accountants. The Audit/Compliance Committee also reports to the Board on the general financial condition of the Bank. During the year, the Board examined the composition of the Audit Committee and confirmed that the members of the Audit Committee are "independent" as defined by the Securities and Exchange Commission.

The Asset/Liability Committee of the Bank met 12 times during 2001. It monitors and helps control the Bank's risk position by recommending the allocation of funds within guidelines for rate sensitivity, time deposits, liquidity, Federal Funds borrowing, loans, investments, dividends and tax position. The Asset/Liability Committee is responsible for developing such guidelines, guiding the Bank's investments, and coordinating the Bank's budget process.

The Human Resources and Marketing Committee of the Bank met four times during 2001. It is responsible for sound human resources management (e.g., in employment, compensation, and performance appraisals). This Committee is also responsible for evaluation, planning and supervision of the marketing of the Bank's products and services and also oversees community relations and other public relations activities.

The Loan Administration Committee of the Bank met four times during 2001. It assists the Bank's Board of Directors in discharging its responsibility for the lending activities of the Bank by reviewing loans, lines of credit, floor plans, and compliance. The Loan Administration Committee recommends lending authorizations and is responsible for assuring that the Bank's loan activities are carried out in accordance with loan policies. The Loan Administration Committee is also responsible for ensuring the adequacy of the Bank's loan loss reserve.

The Branch Committees of the Bank each met 10 times during 2001. There is one committee assigned to each branch of the Bank. These Committees are responsible for monitoring the operations, goals, and profitability of the branches.

COMPENSATION OF DIRECTORS

Each member of the Board of Directors receives $500 for each Bank Board meeting and committee members receive $200 for each committee meeting they attend. Mr. Ord is not compensated for committee meetings. The Chairman of the Board receives an additional $250 per month.

DIRECTORS STOCK OPTIONS

On May 1, 2001, each Director received an option to purchase 500 shares of Common Stock pursuant to the Company's 1998 stock option plan. These options have an exercise price of $24.75. The option will expire ten years from the date of the grant.

DIRECTORS LIFE INSURANCE

Each Director has $50,000 of split dollar life insurance with premiums paid by the Bank. The total of premiums paid in 2001 was $25,323. Under this split dollar life insurance agreement, the Company will receive an amount from the cash value or death proceeds of the policy equal to its premium advances.

DIRECTORS HEALTH INSURANCE

Health insurance is provided to Directors under the same terms and conditions as the Employees of the Bank. The total of premiums paid by the bank in 2001 was $11,615.

COMPENSATION COMMITTEE INTERLOCKS AND
INSIDER PARTICIPATION

John W. Ord is the only employee serving on the Compensation Committee of the Board of Directors. Mr. Ord is excluded from any discussion concerning his own compensation.

RELATIONSHIP WITH INDEPENDENT
PUBLIC ACCOUNTANTS

Representatives of Beard Miller Company LLP, the accounting firm, which examined the financial statements, are expected to be present at the Annual Meeting and will be afforded an opportunity to make a statement if they desire to do so. The representatives of Beard Miller Company LLP will be available to respond to appropriate questions concerning the Annual Report presented by the Shareholders at the Annual Meeting.

SECTION 16 (a) BENEFICIAL OWNERSHIP
REPORTING COMPLIANCE

Section 16 (a) of the Securities Exchange Act of 1934 requires the Company's Directors and Executive Officers to file reports of holdings and transactions in Shares with the SEC. Based on Company records and other information, the Company believes that all SEC filing requirements applicable to its Directors and Executive Officers with respect to the Company's 2001 fiscal year were met.

            SHARE OWNERSHIP OF MANAGEMENT AND DIRECTORS
        -------------------------------------------------

The following table sets forth information concerning the beneficial ownership of the Company's Common Shares as of 12/31/01, for: (a) each incumbent Director and each of the nominees for Director; (b) the most highly compensated Executive Officer who is not also a Director; and (c) the Directors and Executive Officers as a group. Except as otherwise noted, the named individuals or family members had sole voting and investment power with respect to such securities.

                                                 Amount and Nature
                                                   of * Beneficial      Percent of
Beneficial Owners and Management                   Ownership            Class

DIRECTORS AND EXECUTIVE OFFICERS
Gerald R. Pennay ......................................      22,624     1.07%(1)
John W. Ord ...........................................      44,060     2.09%(2)
Thomas F. Chamberlain .................................       6,867      .33%(3)
Jack M. Norris ........................................      10,733      .51%(4)
George H. Stover, Jr ..................................      51,821     2.46%(5)
Debra E. Dissinger ....................................       9,463      .45%(6)
Russell D. Shurtleff ..................................       7,971      .38%(7)

All Directors and Executive Officers as a Group .......     153,539     7.29%

* The securities "beneficially owned" by an individual are determined in accordance with the definitions of "beneficial ownership" set forth in the general rules and regulations of the Securities and Exchange Commission and may include securities owned by or for the individual's spouse, minor children and any other relative who has the same home, as well as securities that the individual has or shares voting or investment power, or has the right to acquire beneficial ownership within sixty (60) days after February 28, 2002. Beneficial ownership may be disclaimed as to certain of the securities. All numbers have been rounded to the nearest whole number.

(1) Includes 10,137 shares held jointly with spouse. Includes stock option grants of 2,125 shares.

(2)      Includes 8,227 shares of the Company's Employee Stock Ownership Plan ("ESOP")
         which have been allocated to Mr. Ord's account. All other Shares are held jointly with spouse. Includes stock option grants of 2,750 shares.

(3) Includes 714 shares held jointly with spouse. Includes stock option grants of 2,125 shares.

(4) All shares are held jointly with spouse. Includes stock option grants of 2,125 shares.

(5) Includes 24,848 shares owned solely by spouse. Includes stock option grants of 2,125 shares.

(6)      Includes  7,220 shares of the  Company's  ESOP which have been  allocated to
         Ms.  Dissinger's  account.  All other shares are held jointly with spouse.  Includes stock option grants of 2,125 shares.

(7) Includes 264 shares held jointly with wife and 52 shares held jointly with son. Includes stock option grants of 1,200 shares.


                       ELECTION OF DIRECTORS (SEC ITEM 11)
        ----------------------------------------------------------------

The By-Laws of the Company provide that the Company's business shall be managed by a Board of Directors of not less than five, and not more than twenty-five persons. The Board of Directors of the Company, as provided in the Company's By-Laws, is divided into three classes: Class I, Class II, and Class III, with each class being as nearly equal in number as possible. The Board of Directors of the Company presently consists of six members. The term of office of the Class I Directors elected at the Meeting will expire on the date of the Company's Annual Meeting of Shareholders in 2005. The term of office of each continuing Director in Class II and Class III will expire on the date of the Company's Annual Meeting of Shareholders in 2003 and 2004, respectively.

The persons named in the enclosed proxy intend to vote such proxy for the election of each of the two nominees named below, unless you indicate that your vote should be withheld from any or all of them. Each nominee elected as a Director will continue in office until his or her successor has been duly elected and qualified, or until the earliest of his or her death, resignation or retirement.

The Board of Directors has proposed the following nominees for election as Directors at the Annual Meeting.


NOMINEES FOR TERMS EXPIRING AT THE ANNUAL MEETING TO BE HELD IN THE YEAR 2005:

JACK M. NORRIS
GEORGE H. STOVER, JR.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE ABOVE-NAMED NOMINEES FOR ELECTION AS DIRECTORS.

The Company expects each nominee for election as a Director at the Annual Meeting to be able to serve if elected. If any nominee is unable to serve if elected, proxies may be voted for a substitute nominee selected by the Board of Directors.

The principal occupation and certain other information, as of the Annual Meeting record date, are set forth regarding such nominees and other Directors whose terms of office will continue after the Annual Meeting. Information about the Share ownership of the nominees and other Directors can be found on page 6.

        ----------------------------------------------------------------
                       NOMINEES FOR TERMS EXPIRING IN 2005
        ----------------------------------------------------------------

JACK M. NORRIS, Director of Peoples Financial Services Corp. since 1986 and of Peoples National Bank since 1985. Retired as owner of B. K. Norris, a beverage distributor located in Susquehanna, Pennsylvania, in 1995. Committees:
Member of the Bank's Executive Committee, Susquehanna Branch Committee, Compensation Committee, Loan Committee, Audit/Compliance Committee and Chairman
of the Human Resources/Marketing Committee.   Age:  68

GEORGE H. STOVER, JR., Director of Peoples Financial Services Corp. and Peoples National Bank since 1992. Real Estate Appraiser since 1972. Committees: Member of the Bank's Hallstead Branch Committee, Human Resources/Marketing Committee,
Audit/Compliance Committee and Chairman of the Loan Committee.    Age:  55

        ----------------------------------------------------------------
               CLASS II DIRECTORS WHOSE TERMS WILL EXPIRE IN 2003
        ----------------------------------------------------------------

JOHN W. ORD, Director of Peoples Financial Services Corp. since 1986 and of Peoples National Bank since 1969. President and Chief Executive Officer of the Company and of the Bank since 1974. Committees: Bank's Executive Committee and Compensation Committee. Age: 61

RUSSELL D. SHURTLEFF, Director of Peoples Financial Services Corp. and Peoples National Bank since 2000. Attorney at Law since 1988. Committees: Member of the Bank's Hop Bottom/Nicholson Branch Committee & Asset/Liability Committee.
Age:  39


        ----------------------------------------------------------------
               CLASS III DIRECTORS WHOSE TERM WILL EXPIRE IN 2004
        ----------------------------------------------------------------

GERALD R. PENNAY, Director of Peoples Financial Services Corp. since 1986 and Director of Peoples National Bank since 1985. Owner, Gerald R. Pennay & Son Auctioneers located in Hop Bottom, Pennsylvania, since 1958. Committees:
Member of the Bank's Executive  Committee, Compensation Committee,
Hop Bottom/Nicholson Branch Committee, Loan Committee, Human Resources/Marketing
Committee, and Chairman of the Audit/Compliance Committee.   Age:  66

THOMAS F.CHAMBERLAIN, Director of Peoples Financial Services Corp. and Peoples National Bank since 1994. Nationwide Insurance Agent since 1972. Committees:
Member of the Bank's Hallstead Branch Committee, and Chairman of the Asset/Liability Committee. Age: 53


                      EXECUTIVE COMPENSATION
        ---------------------------------------

The following table sets forth information concerning total compensation earned or paid to the Chief Executive Officer and the Executive Vice President who are the most highly compensated officers of the Company.

                                                ANNUAL COMPENSATION
                                                                     OTHER
NAME AND                                                             ANNUAL
PRINCIPAL POSITION                  YEAR    SALARY        BONUS      COMPENSATION
John W. Ord ......................   2001   $139,400(1)   $ 50,140   $ 26,208(2)
President And Chief Executive ....   2000   $131,600(1)   $  7,700   $ 25,059(2)
Officer ..........................   1999   $125,200(1)   $ 25,000   $ 22,935(2)

Debra E. Dissinger ...............   2001   $ 78,750      $ 37,605   $  6,623(3)

(1)   Includes Director's fees of $7,100, $5,600, and $5,200, respectively.

(2) Includes Peoples National Bank's contributions to 401(k) plan of $3,969, $3,780, and $3,600, for 2001, 2000, and 1999, respectively; ESOP
      Contributions of $7,000, $6,404, and $5,600 for 2001, 2000, and 1999,
      respectively; Split Dollar Life Insurance premium payments of $1,504 for 2001, 2000, and 1999; and Supplemental Employee Retirement Plan contributions of $13,735 for 2001, 2000, and 1999.

(3) Includes Peoples National Bank's contributions to 401(k) plan of $2,484 and ESOP Contribution of $4,139.

The aggregate cash compensation paid to the two Executive Officers of the Company and the Bank for services performed during 2001 was $305,895.

The Bank provides an automobile for its President & CEO in connection with the Bank's business. The value of any resulting personal benefit, which is not directly related to job performance, is not included above.

The Bank has in effect a Directors' and Officers' liability insurance policy from the Fidelity and Deposit Company of Maryland to cover certain liabilities, losses, damages, and expenses that the Bank's Directors and Officers may incur in such capacities. Annual premiums for this policy are $5,327.

The following Report of the Compensation Committee on Executive Compensation shall not be deemed incorporated by reference by any general statement incorporating this Policy Statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

BOARD COMPENSATION COMMITTEE
REPORT ON EXECUTIVE COMPENSATION

This Report of the Compensation Committee covers the following topics:

         Role of the Corporate Governance and Compensation Committee relative to the compensation program

         Executive Compensation Guiding Principles

         Components of the Compensation Program

         Compensation of the Chief Executive Officer


ROLE OF THE CORPORATE GOVERNANCE AND COMPENSATION COMMITTEE

The Committee is made up of three members of the Board of Directors. Two of them are not current or former employees of the Company. The Committee sets the overall compensation principles of the Company and reviews the entire program at least annually. This includes each element described below, the measurement used to make payments of awards under the Company's incentive plans and the overall effectiveness of the program. The committee specifically reviews and establishes the individual compensation levels for the top four members of the senior leadership team, including the Chief Executive Officer. The committee has considered the advice of an independent outside consultant in determining the appropriateness and the level of compensation.

EXECUTIVE COMPENSATION GUIDING PRINCIPLES

Peoples National Bank has developed a compensation program that is intended to motivate and retain the key talent it needs to be a market leader in a highly competitive industry. The Committee and the Company's leadership team developed this program to support the Company's aggressive business strategy. The following principles guided the development of the program:

         Compensation opportunity should be related to performance. That is, if Peoples National Bank's and the individual's performance are at the median of those companies with whom we compete for talent, then pay should also be at the median. Opportunity should increase proportionately if Peoples National Bank's or the individual's performance is above the median. On the other hand, if performance is at less than the median, any award payment will be at the Committee's discretion.

         Ownership of the Company's shares should be pervasive throughout the Company with each individual having a number of opportunities to own Peoples Financial Services Corp. stock. To that end, we granted stock options to all eligible employees in May 1998. In May 1999, 2000, & 2001, stock option grants were made to key managers and department heads. The overall intent is to encourage each employee to be, and to behave like, an owner of the business.

         As described later in this report, our compensation programs are designed to balance short- and long-term financial objectives, build Shareholder value and reward for individual, team and corporate performance.

         The proportion of total pay that is at risk against individual and Company performance objectives increase with the more senior positions. For example, in 2001, approximately 26.5% of the President's total target pay opportunity was at risk against short- and long-term performance goals.

Survey data is compiled by an independent outside consultant to ensure that our total program is competitive. Compensation data includes 115 institutions, which includes 81 commercial banks or bank holding companies, 30 savings institutions, and 4 credit unions.

COMPONENTS OF THE COMPENSATION PROGRAM

The three components of the total compensation program are:

         Base Salary
         Short-Term Incentives
         Long-Term Incentives

1.  Base Salary

Base salaries for all Officers have been set at levels that are comparable to similar positions at other companies with whom we compare for compensation purposes.

2.  Short-Term Incentives

The annual bonus component of incentive compensation is designed to align executive pay with short-term (annual) performance of the Company.

In 2001, the annual bonus opportunity was based on the goals and objectives set forth in the strategic plan. Distribution of bonuses was based on job position and performance ratings.

3.  Long-Term Incentives:

The Bank has an employee stock ownership plan covering substantially all Employees. Contributions to the plan are at the discretion of the Board of Directors. Employer contributions are allocated to participant accounts based on their percentage of total base and short-term incentive compensation for the plan year.

The Bank also maintains a profit sharing plan under the provisions of Section 401(k) of the Internal Revenue Code. The plan covers substantially all Employees who have completed one year of service. Contributions to the plan by the Bank equal 50% of the employee contribution up to a maximum of 6% of annual salary.

In 1998, the company made a grant of stock options to substantially all employees. Grants for 1998 were made May 1, 1998. These options have an exercise price of $22.20 (price adjusted to reflect the Company's five for two stock split in September 1998). The option vests after five years of service and will expire ten years from the date of the grant. In 1999, the company made a grant of stock options to key managers and department heads. Grants for 1999 were made on May 1, 1999. These options have an exercise price of $25.50. The options granted in 1999 will expire ten years from the date of the grant. In 2000, the company made a grant of stock options to key managers and department heads. Grants for 2000 were made on May 3, 2000. These options have an exercise price of $27.50. The options granted in 2000 will expire ten years from the date of the grant. In 2001, the company made a grant of stock options to key managers and department heads. Grants for 2001 were made on May 1, 2001. These grants have an exercise price of $24.75. The options granted will expire ten years from the date of the grant.

COMPENSATION OF THE CHIEF EXECUTIVE OFFICER

In fiscal 2001, the Company's most highly compensated Officer was John W. Ord, CEO and President. In 2001, Mr. Ord's total compensation included 65% in base salary, 23% in short-term incentive, and 12% in long-term compensation.

The guidelines and factors considered by the Committee in determining compensation include corporate profitability measured by return on assets, stock prices, asset quality, loan loss reserve levels, market share, regulatory capital strength, cost control, and regulatory examination. The Committee based compensation on the fact that the Company performed well in a time when the market conditions were very challenging. The Company maintained its competitive position and exceeded its 2001 financial performance goals.

EXECUTIVE COMPENSATION


Base Salary:

The Committee increased Mr.Ord's base salary from $131,600 in 2000 to $139,400 in 2001 and Mrs.Dissinger's from 75,000 in 2000 to 78,750 in 2001. Mr. Ord's base pay includes Director's fees of $7,100.

Short-Term Incentives:

The Committee assessed Mr. Ord's and Mrs. Dissinger's performance in determining their short-term incentive awards. The goals and objectives set forth in the strategic plan were exceeded through their leadership efforts therefore they were awarded bonuses of $50,140 and $37,605, respectively.

Long-Term Incentives:

The Bank has an employee stock ownership plan covering substantially all Employees. Contributions to the plan are at the discretion of the Board of Directors. Employer contributions are allocated to participant accounts based on their percentage of total base and short-term incentive compensation for the plan year. $7,000 was contributed to Mr. Ord's account and $4,139 to Mrs. Dissinger's account for the year-ending 2001.

The Bank also maintains a profit sharing plan under the provisions of Section 401(k) of the Internal Revenue Code. The plan covers substantially all Employees who have completed one year of service. Contributions to the plan by the Bank equal 50% of the employee contribution up to a maximum of 6% of annual salary. Mr. Ord received $3,969 and Mrs. Dissinger received $2,484 in employer contributions in 2001.

The Company made a grant of stock options to key management. Grants for 2001 were made May 1, 2001. These options have an exercise price of $24.75. The option will expire ten years from the date of the grant. A total of 500 shares were granted to Mr. Ord and Mrs. Dissinger under the 2001 Stock Option.

OPTION GRANTS IN LAST FISCAL YEAR
                                INDIVIDUAL GRANTS

                               NUMBER OF
                               SHARES                                                       * GRANT
                               UNDERLYING    % OF TOTAL                                     DATE
                               OPTIONS       OPTIONS         EXERCISE                       PRESENT
                               GRANTED       GRANTED TO      PRICE         EXPIRATION       VALUE
NAME                           (#)           EMPLOYEES       ($/SH)        DATE             ($)
John W. Ord ................. 500            10%             $ 24.75       5/1/2011         $ 2,590
Debra E. Dissinger .......... 500            10%             $ 24.75       5/1/2011         $ 2,590

Mr. Ord has an aggregate amount of stock option grants of 2,750 shares that have a grant date present value of $14,245*. Mrs. Dissinger has an aggregate amount of stock options of 2,125 shares that have a grant date present value of $11,007*.

* Black-Choles option pricing model.

Peoples National Bank maintains an excess benefit plan for Mr. Ord. Under this plan, which is a non-qualified plan, Mr. Ord will receive a supplemental payment in order to provide him with an annual retirement benefit.

RETIREMENT  PLANS

Employee Stock Ownership Plan The Company maintains an Employee Stock Ownership Plan (the "ESOP") that was established as of January 1, 1983. The purpose of the ESOP is to promote in Employees the strongest interest in the successful operation of the Company's business and loyalty to the organization, in addition to increasing efficiency in their work. The ESOP also provides the Employees with an opportunity to share in the prosperity of the Company's business by means of stock ownership.

In general, each employee of the Bank who has attained the age of 21 years is eligible to participate in the ESOP, provided he or she has been employed for at least one year and is credited with at least 500 hours of service. Contributions to the plan are at the discretion of the Board of Directors. Employer contributions are allocated to participant accounts based on their percentage of total compensation for the plan year. Shares of Company stock owned by the plan are included in the earnings per share calculation, and dividends on these shares are deducted from undivided profits. During 2001, contributions to the plan charged to operations were $101,222. Under the terms of the ESOP, the Trustee (Benefit Plans Administrators) must invest assets primarily in Common Stock of the Company.

Under the ESOP, employee-participants are entitled to voting rights attributable to stock allocated to their accounts.

Effective August 1, 1994, the Bank maintains a profit sharing plan under the provisions of Section 401(k) of the Internal Revenue Code. The plan covers substantially all Employees who have completed one year of service. Contributions to the plan by the Bank equal 50% of the employee contribution up to a maximum of 6% of annual salary. During 2001, employer contributions to the plan charged to operations were $52,959.

PERFORMANCE GRAPH

The following graph and table compare the cumulative total shareholder return on the Corporation's Common Stock during the period of December 31, 1996, through and including December 31, 2001, with the S&P 500 Index and the NASDAQ Bank Index. The comparison assumes $100 was invested on December 31, 1996, in the Corporation's Common Stock and in each of the indices below and assumes further the reinvestment of dividends into the applicable securities. The shareholder return shown on the graph and table below is not necessarily indicative of future performance.

[OBJECT OMITTED]

                                      12/31/96    12/31/97    12/31/98    12/31/99    12/31/00   12/31/01
                                      --------    --------    --------    --------    --------   --------
Peoples Financial Services Corp.      100.00      137.00      199.00      211.00      187.00      203.00
NASDAQ - Bank Index ............      100.00      155.00      141.00      133.00      154.00      168.00
S&P 500 Index ..................      100.00      123.00      149.00      149.00      161.00      155.00

EXECUTIVE EMPLOYMENT AGREEMENTS

In February 1997, the Company entered into an employment agreement with John W. Ord, President and Chief Executive Officer of the Company. The agreement is for an initial three-year term and is renewed annually for a three-year term unless notice of nonrenewal is given by either party in which case the agreement will expire at the end of the existing term.

The agreement provides for a base salary of a minimum of $100,000 per year and for such incentive bonuses as may be awarded to the Executive under any incentive compensation plan which may be in effect or otherwise in the discretion of the Board of Directors. If the Executive 's employment is terminated without "cause" (as defined in the agreement) or the Executive terminates his employment for "good reason" (as defined in the agreement) following a "change in control" of the Company, the Executive becomes entitled to severance benefits under the agreement. "Good reason" includes a reduction in title, responsibilities, or authority, a reassignment, which requires the Executive to move his principal residence, a reduction in salary, or a failure to provide the Executive with comparable benefits following a "change in control." If any such termination occurs following a "change in control," the Executive will be entitled generally to a lump-sum payment equal to 2.99 times his average annual compensation for the five years preceding the year of termination. In the event that the Executive's employment is terminated by the Company without "cause" in the absence of a "change in control," the Executive will be entitled generally to a lump-sum payment equal to 2.0 times the sum of his highest annual compensation in the prior three years plus certain pension and welfare benefits received in the relevant year.

Mr. Ord's agreement contains provisions restricting his ability to compete with the Company under certain circumstances following termination of his employment.

In February 1997, the Company also entered into a severance agreement with Debra
E. Dissinger, Executive Vice President of the Company, which provides for certain severance benefits in the event Mrs. Dissinger 's employment is terminated or she resigns for specified reasons following a "change in control" of the Company. Under this agreement, Mrs. Dissinger would be entitled generally to a severance benefit equal to 2.0 times her average annual compensation for the five years preceding the year of termination. No benefits are payable under this agreement in the event Mrs. Dissinger's employment is terminated for "cause" or in the event her employment is terminated for any reason prior to a "change in control." The specified reasons for termination under this agreement is substantially similar to the events of "good reason" contained in Mr. Ord's agreement.

RELATIONSHIPS AND OTHER  RELATED TRANSACTIONS

Some of the Directors and Officers of the Company, and the companies with which they are associated, are customers of, and during 2001 had banking transactions with, the Bank in the ordinary course of the Bank's business, and intend to do so in the future. All loans and commitments to loan included in such transactions were made under substantially the same terms, including interest rates, collateral, and repayment terms, as those prevailing at the time for comparable transactions with other persons and, in the opinion of the Bank's Management, do not involve more than the normal risk of collection or present other unfavorable features.

                          REPORT OF THE AUDIT COMMITTEE
        ----------------------------------------------------------------

The following report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other company filing under the Securities Act of 1933 or the Securities and Exchange Act of 1934, except to the extent the company specifically incorporates the report by reference therein.

The Company's Board of Directors does not have an Audit Committee. The Audit Committee of the Bank performs the same functions as an Audit Committee of the Company. The members of the Bank's Audit Committee are Gerald R. Pennay, George
H. Stover, Jr., Jack M. Norris, and Richard S. Lochen, Jr., CPA. The entire Board of Directors of the Company approves all actions of the Audit Committee and, accordingly, the Audit Committee of the Bank does not presently operate under a written charter. The Audit Committee of the Bank has reviewed the audited financial statements of the Company for the fiscal year ended December 31,2001, and discussed them with management and the Company's independent accountants, Beard Miller Company LLP. The Audit Committee also has discussed with the independent accountants the matters required to be discussed by the US Statement of Auditing Standards No. 61. The Bank's Audit Committee has received from the independent accountants the written disclosures and letter required by the US Independence Standards Board Standard No. 1, and the Audit Committee has discussed the accountants' independence from the Company and management with the accountants. Based on the review and discussions, the Bank's Audit Committee recommended to the Board of Directors that the Company's audited financial statements for the fiscal year ended December 31, 2001, be included in the Company's Annual Report and its Form 10K for that fiscal year.

Audit Fees Audit fees billed to the Company by Beard Miller Company LLP during the Company's 2001 fiscal year for review of the Company's annual financial statements, those financial statements included in the Company's quarterly reports on Form 10-Q, and for all other non-audit services rendered to the Company, including tax related services, totaled $26,161.

Financial Information Systems Design and Implementation Fees The Company did not engage Beard Miller Company LLP to provide advice to the Company regarding financial information systems design and implementation during fiscal year ended December 31, 2001.


             DIRECTORS AND EXECUTIVE OFFICERS
        ----------------------------------------

The Company's Board of Directors presently consists of six members. The Company's Board of Directors is divided into three classes, one-third (as nearly equal in number as possible) of who are elected annually to serve for a term of three years.

The following information is set forth in the table entitled "Company's Board of Directors": |X| name, |X| age, |X| term of office |X| the principal occupations of such individuals during the past five years. The executive officers are appointed to their respective offices annually. All directors of the Company also serve as directors of Peoples National Bank. Unless otherwise indicated, the principal occupation listed for a person has been the person's occupation for at least the past five years. Because a majority of persons listed served as officers or directors of Peoples National Bank prior to the formation of the Company in 1986, the table indicates the earliest year a person became an officer or director for Peoples National Bank or the Company.

                             Position          Year       Year Term
Name                    Age  on Board          Elected    Expires    Occupation
----                    ---  --------          -------    -------    ----------
Gerald R. Pennay ....   66   Chairman          1985       2004       Owner, Gerald R. Pennay & Sons Auctioneer
John W. Ord .........   61   President & CEO   1969       2003       President of Peoples National Bank
Thomas F. Chamberlain   53   Director          1994       2004       Nationwide Insurance Agent
Jack B. Norris ......   68   Director          1985       2002       Retired Owner, B.K. Norris Distributors (Beverage)
George H. Stover, Jr    55   Director          1992       2002       Real Estate Appraiser
Russell D. Shurtleff    39   Director          2000       2003       Attorney at Law
Debra E. Dissinger ..   47   Secretary         N/A        N/A        EVP of Peoples National Bank

There are no family relationships among any of the executive officers or directors of the Company. Executive Officers of Peoples National Bank are elected by the Board of Directors on an annual basis and serve at the discretion of the Board of Directors.

                                  OTHER MATTERS
        ----------------------------------------------------------------

Management knows of no business other than as described previously that is planned to be brought before the Meeting. Should any other matters arise, however, the person named on the enclosed proxy will vote in accordance with the recommendation of the Board of Directors, or in the absence of such a recommendation, in accordance with his/her best judgment.